                          UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                         February 5, 1998
                          Date of Report
                (Date of earliest event reported)


                  GOLDEN PANTHER RESOURCES LTD.
                  -----------------------------
      (Exact name of registrant as specified in its charter)



Nevada                           33-2150-LA             95-3932052
------                           ----------             ----------
(State or other            (Commission File Number)    (IRS Employer
jurisdiction of                                        Identification No.)
incorporation)

                 #211 - 1111 West Hastings Street
               Vancouver, British Columbia, Canada
                             V6E 2J3
                             -------
             (Address of Principal Executive Offices)

                         (604)  689-5377
                         ---------------
                 (Registrant's Telephone Number)

                               N/A
                               ---
   (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.
          ---------------------------------

          None, not applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

          None, not applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

          None, not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          None, not applicable.

Item 5.   Other Events.
          -------------

          None, not applicable.

Item 6.   Resignations of Directors and Executive Officers.
          -------------------------------------------------

          None, not applicable.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

            (a) Financial Statements of Businesses Acquired.

                  None, not applicable.

            (b) Pro Forma Financial Information.

                  None, not applicable.

            (c) Exhibits.

                Description of Exhibit        Exhibit Number
                ----------------------        --------------

                None, not applicable.

Item 8.   Change in Fiscal Year.
          ----------------------

          None, not applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulation S.
          ----------------------------------------------------

     On February 5, 1998, acting by unanimous written consent pursuant to applicable sections of the Nevada Revised Statutes, the Board of Directors of Golden Panther Resources, Ltd., a Nevada corporation (the "Company"), resolved to issue 500,000 shares of the Company's common stock to Riviera West Properties Inc., a limited liability company organized under the laws of the Province of British Columbia, in reliance on the exemption from registration provided by Regulation S of the Securities and Exchange Commission. These shares were issued to Riviera West Properties Inc. on February 12, 1998, at a price of $0.50 per share, for total consideration of $250,000.

     Riviera West Properties Inc. executed an Application for Regulation S Shares (the "Application"), in which the purchaser represented, among other things, that: (i) it is not a "U.S. person" as defined in Rule
902 of Regulation S and was not acquiring the shares for the account of any U.S. person; (ii) such shares must be transferred by the purchaser in compliance with Regulation S and may not be resold during the applicable "restricted period" as defined in Rule 902; (iii) the shares would contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S; and (iv) that the purchaser would not make "directed selling efforts" (as defined in Rule
902) of the shares in the United States.


                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   GOLDEN PANTHER RESOURCES, LTD.


DATED:   February 13, 1998         By:/s/Katharine Johnston
                                      ---------------------
                                      Katharine Johnston
                                       Executive Vice-President, Legal &
                                      Finance
                                      Director